                                                                      Exhibit 99
                         Form 4 Joint Filer Information
Name:                                   Pegasus Capital Advisors GP, L.L.C.
Address:                                99 River Road
                                        Cos Cob, CT 06807
Date of Event Requiring Statement:      05/14/12